QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2018

CoBiz Financial Inc.
(Exact name of registrant as specified in charter)

Colorado (State or other jurisdiction of incorporation)	001-15955 Commission File Number	84-0826324 (I.R.S. Employer Identification No.)
1401 Lawrence St., Ste. 1200 Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 312 - 3400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

        On June 17, 2018, CoBiz Financial Inc., a Colorado corporation ("CoBiz"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with BOK Financial Corporation, an Oklahoma corporation ("BOK"), and BOKF Merger Corporation Number Sixteen ("Merger Sub"), an Oklahoma corporation and direct wholly-owned subsidiary of BOK. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, CoBiz will merge with and into Merger Sub (the "Merger"), with Merger Sub as the surviving corporation in the Merger. The Merger Agreement was approved by the Board of Directors of each of CoBiz and BOK.

        Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), CoBiz shareholders will have the right to receive (i) 0.17 shares of BOK common stock, par value $0.00006 per share, and (ii) $5.70 in cash, for each share of CoBiz common stock, par value $0.01 per share (the consideration described in (i) and (ii), the "Merger Consideration").

        At the Effective Time, subject to the terms and conditions of the Merger Agreement, each option granted by CoBiz to purchase shares of CoBiz common stock under the company stock plan will fully vest and be converted into the right to receive the Merger Consideration equal to (x) the product of (A) the number of shares of CoBiz common stock subject to such option multiplied by (B) the excess, if any, of (i) the sum of the Per Share Stock Consideration (as defined in the Merger Agreement) and the Per Share Cash Consideration (as defined in the Merger Agreement) over (ii) the exercise price per CoBiz option, divided by (y) the sum of the Per Share Stock Consideration and the Per Share Cash Consideration. At the Effective Time, subject to the terms and conditions of the Merger Agreement, each CoBiz restricted stock award and restricted stock unit award will be converted into the right to receive the Merger Consideration (with any performance-based vesting conditions applicable to such restricted stock unit awards immediately prior to the Effective Time deemed satisfied at target achievement), with respect to the number of shares of CoBiz common stock subject to such restricted stock award or restricted stock unit award.

        Concurrently with the execution of the Merger Agreement, BOK entered into voting agreements dated June 17, 2018 (the "Voting Agreements") with Steven Bangert and Noel Rothman (the "Shareholders"), pursuant to which each of the Shareholders agreed, subject to the terms and conditions of the Voting Agreements, to vote the shares of CoBiz common stock owned by the Shareholder in favor of the approval of the Merger Agreement and the other transactions contemplated thereby, against any competing acquisition proposals relating to CoBiz and against any other action or agreement that would reasonably be expected to prevent or materially delay the Merger. Each of the Voting Agreements will terminate upon the earlier to occur of (1) the effective time of the Merger, and (2) the termination of the Merger Agreement in accordance with its terms.

        The Merger Agreement also provides, among other things, that at or prior to the Effective Time, Steven Bangert or, if Mr. Bangert is unable to be appointed, such other person mutually agreed upon by CoBiz and BOK, will be appointed to the board of directors of BOK and BOKF, National Association.

        The Merger Agreement contains customary representations and warranties from both CoBiz and BOK. CoBiz has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, its obligation to recommend that its shareholders approve the Merger Agreement and its non-solicitation obligations relating to alternative acquisition proposals.

        The completion of the Merger is subject to customary conditions, including, among others, (1) the approval of the Merger Agreement by CoBiz's shareholders, (2) authorization for listing on the Nasdaq of the shares of BOK common stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the BOK common stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (5) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Office of the Comptroller of the Currency. Each party's obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

        The Merger Agreement provides certain termination rights for both CoBiz and BOK and further provides that a termination fee of $34,200,000 will be payable by CoBiz to BOK upon termination of the Merger Agreement under certain circumstances. CoBiz will have the right to terminate the Merger Agreement if the average closing price of BOK common stock during the twenty trading day period ending on the third trading day preceding the Closing Date is less than 17.5% or more compared to its pre-merger announcement price and BOK's common stock underperforms the specified peer-group index by 17.5%, unless BOK were to elect to make a compensating adjustment to the Exchange Ratio (as defined in the Merger Agreement).

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding CoBiz or BOK, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CoBiz, BOK, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of CoBiz and a Prospectus of BOK, as well as in the Forms 10-K, Forms 10-Q and other filings that each of CoBiz and BOK make with the Securities and Exchange Commission ("SEC").

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        In connection with the parties' execution and delivery of the Merger Agreement, Steven Bangert, CoBiz's current Chairman of the Board and Chief Executive Officer, entered into an employment agreement with BOKF NA, a wholly owned subsidiary of BOK, CoBiz Bank, a wholly owned subsidiary of CoBiz, and for certain limited purposes CoBiz (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Bangert will serve as Vice-Chairman-Colorado of BOKF NA following the closing of the transactions contemplated by the Merger Agreement. The Employment Agreement will have an initial two-year term, during which time and for two years thereafter Mr. Bangert will be subject to certain customary non-solicitation and non-competition covenants. The Employment Agreement provides Mr. Bangert with an annual base salary of $50,000. In addition, Mr. Bangert will receive a bonus payment equal to the payment he would have received under his existing Employment Agreement with CoBiz dated as of November 19, 2004 (as amended, the "Prior Employment Agreement") if a "Change of Control" (as defined in the Prior Employment Agreement) had occurred and Mr. Bangert had timely terminated the Prior Employment Agreement and his employment thereunder within twenty-four (24) months after such "Change of Control". Such payment shall be paid within three business days after the Effective Time. Following the Effective Time, the Prior Employment Agreement shall be terminated and of no further force or effect.

Item 8.01    Other Events.

        On June 18, 2018, CoBiz Financial Inc. and BOK Financial Corporation issued a joint press release announcing the signing of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1.

***

Forward-Looking Statements

        This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, CoBiz Financial Inc.'s and BOK Financial Corporation's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "plan," "predict," "project," "forecast," "guidance," "goal," "objective," "prospects," "possible" or "potential," by future conditional verbs such as "assume," "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

        In addition to factors previously disclosed in CoBiz Financial Inc.'s and BOK Financial Corporation's reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by CoBiz Financial Inc.'s shareholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating CoBiz Financial Inc.'s business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of BOK Financial Corporation's products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

        Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find it

        In connection with the proposed merger, BOK Financial Corporation will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of CoBiz Financial Inc. and a Prospectus of BOK Financial Corporation, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

        A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BOK Financial Corporation and CoBiz Financial Inc., may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from CoBiz Financial Inc. at ir.cobizfinancial.com or from BOK Financial Corporation by accessing BOK Financial Corporation's website at www.bokf.com. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to CoBiz Financial Inc. Investor Relations at CoBiz Financial Inc. Investor Relations, 1401 Lawrence Street, Suite 1200, Denver, CO, by calling (303) 312-3412, or by sending an e-mail to info@cobizfinancial.com or to BOK Financial Corporation Investor Relations at Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma, by calling (918) 588-6000 or by sending an e-mail to investorrelations@bokf.com.

        CoBiz Financial Inc. and BOK Financial Corporation and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CoBiz Financial Inc. in respect of the transaction described in the Proxy Statement/Prospectus. Information regarding CoBiz Financial Inc.'s directors and executive officers is contained in CoBiz Financial Inc.'s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 9, 2018, which are filed with the SEC. Information regarding BOK Financial Corporation's directors and executive officers is contained in BOK Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 15, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

See Exhibit Index.

 EXHIBIT INDEX

Exhibit No.		Description of Exhibit
2.1	*	Agreement and Plan of Merger, dated as of June 17, 2018, by and among CoBiz Financial Inc., BOK Financial Corporation and BOKF Merger Corporation Number Sixteen
10.1		Employment Agreement, dated as of June 17, 2018, by and among BOKF NA, CoBiz Bank, CoBiz and Steven Bangert
99.1		Joint Press Release, dated June 18, 2018

*
Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and CoBiz agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoBiz Financial Inc.
Date: June 18, 2018	By:	/s/ LYNE ANDRICH Lyne Andrich Chief Operating Officer and Chief Financial Officer

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURE